================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             ----------------------

        Date of Report (Date of earliest event reported): MARCH 27, 2003

                             ----------------------

                          UNITED INDUSTRIES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

                                    333-76055
                                    ---------
                            (Commission File Number)

                   DELAWARE                         43-1025604
                   --------                         ----------
      (State or other jurisdiction of            (I.R.S. Employer
       incorporation or organization)            Identification No.)

                                2150 SCHUETZ ROAD
                            ST. LOUIS, MISSOURI 63146
             (Address of principal executive offices, with zip code)

                                 (314) 427-0780
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
                         (Former name or former address,
                          if changed since last report)

================================================================================

ITEM 5.  OTHER EVENTS.

On March 27, 2003, United Industries Corporation issued a press release announcing the closing of its private placement of $85,000,000 aggregate principal amount of 9 7/8% Series C Senior Subordinated Notes due 2009. The company previously announced that it was offering $75,000,000 aggregate principal amount of such notes.

A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     EXHIBIT NO.        DESCRIPTION
     -----------        -----------

        99.1            Press Release dated March 27, 2003

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

--------------------------------------------------------------------------------
                                    UNITED INDUSTRIES CORPORATION


                            By:     /s/  DANIEL J. JOHNSTON
--------------------------------------------------------------------------------
                            Name:   Daniel J. Johnston
                            Title:  Executive Vice President and
Date:  March 27, 2003               Chief Financial Officer
                                    (Principal Financial Officer
                                    and Principal Accounting
                                    Officer )
--------------------------------------------------------------------------------

                                  EXHIBIT INDEX

     EXHIBIT NO.        DESCRIPTION
     -----------        -----------

        99.1            Press Release dated March 27, 2003